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                                                                      Exhibit 21

                    INTERACTIVE DATA CORPORATION SUBSIDIARIES
                             as of December 31, 2005

                                                                            STATE OR COUNTRY OF
                                                                              INCORPORATION OR
                               SUBSIDIARY NAME                                  ORGANIZATION
                               ---------------                                  ------------
Infotec Holdings Corp.                                                      Delaware
         Subsidiaries of Infotec Holdings Corp.
         Infotec Capital Management Corporation                             Delaware
         FT Interactive Data Corporation                                    Delaware
                  Subsidiaries of FT Interactive Data Corporation
                  Exshare Financial, Inc.                                   Delaware
                  Interactive Data Canada, Inc.                             Canada
                  FT Information (Philippines) Inc.                         Philippines
IDCO Worldwide Holdings Ltd.                                                United Kingdom
         Subsidiaries of IDCO Worldwide Holdings Ltd.
         IDCO Overseas Capital Management Ltd.                              United Kingdom
         IDCO Overseas Holdings Ltd.                                        United Kingdom
                  Subsidiaries of IDCO Overseas Holdings Ltd.
                  Interactive Data (Australia) Pty Ltd.                     Australia
                  Interactive Data (Singapore) PTE Ltd.                     Singapore
                  FT Interactive Data (Ireland) Ltd.                        Ireland
                  FT Interactive Data (Jersey) Ltd.                         Channel Islands, UK
                  Interactive Data (Hong Kong) Ltd.                         Hong Kong, PRC
                  Interactive Data Corporation France S.A.S.                France
                  Interactive Data (Europe) Ltd.                            United Kingdom
                           Subsidiaries of Interactive Data (Europe) Ltd.
                           Exshare Financial (US) Ltd.                      United Kingdom
                           Exshare Statistical Services Ltd.                United Kingdom
                           W & W Ltd.                                       United Kingdom
                           Exshare Computing Ltd.                           United Kingdom
                                    Subsidiary of Exshare Computing Ltd.
                                    The Exchange Telegraph Company Ltd.     United Kingdom
Detective Nominees, Inc.                                                    Delaware
GTIS Corporation                                                            Delaware
         Subsidiary of GTIS Corporation
         GTIS Europe, Ltd.                                                  United Kingdom
Comstock, Inc.                                                              New York
BI Purchasing, Inc.                                                         Utah
Checkrite International, Inc.                                               Utah
         Subsidiary of Checkrite International, Inc.
                  Checkrite, Ltd.                                           Colorado
                           Subsidiaries of Checkrite, Ltd.
                           Checkrite of California, Inc.                    California
                           Checkrite of Minnesota, Inc.                     Minnesota

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                                                                      Exhibit 21

                           Checkrite of Oregon, Inc.                              Oregon
                           Checkrite of Kansas City, Inc.                         Kansas
                           Checkrite of Oklahoma City, Inc.                       Oklahoma

CSN, Inc.                                                                         Utah
eSignal.com, Inc.                                                                 Delaware
Bonneville Equipment Company                                                      Utah
Shark Holdings, Inc.                                                              Delaware
Data Broadcasting Corp.                                                           British Virgin Isles
Interactive Data Management & Services, LLC                                       Delaware
Interactive Data Management & Services Verwaltung GmbH                            Germany
         Subsidiary of Interactive Data Management & Services, LLC and
         Interactive Data Management & Services Verwaltung GmbH
         Interactive Data Management & Services GmbH & Co. K.G.                   Germany
                  Subsidiaries of Interactive Data Management & Services GmbH &
                  Co. K.G.
                  IS.Teledata Nordic Oy                                           Finland
                  IS.Teledata AG                                                  Germany
                           Subsidiaries of IS.Teledata AG
                           IS.Teledata S.r.l.                                     Italy
                           IS.Teledata Iberia S.L.                                Spain
                           IS.Teledata UK Limited                                 United Kingdom
                           IS.Teledata MD Solutions AG                            Switzerland
                           IS.Teledata France SAS                                 France
                           IS.Teledata MD Solutions SAS                           France